                                                                   Exhibit 10.10

RECORDATION
         REQUESTED BY:
         Bank Midwest N.A.
         City Center Square Facility
         1100 Main, Suite 350
         Kansas City, Mo  64105

WHEN RECORDED MAIL
         TO:
         Bank Midwest N.A.
         City Center Square Facility
         1100 Main
         Kansas City, MO   64105

                                                         FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------
                                    MORTGAGE

MAXIMUM  LIEN. The  lien of this  Mortgage  shall  not  exceed  at any one time
$240,000.00.

THIS MORTGAGE dated November 15, 2006, is made and executed between DCI, INC., A
KANSAS  CORPORATION,  whose  address is 848 N MART WAY COURT,  OLATHE,  KS 66061
(referred to below as "Grantor")  and Bank Midwest  N.A.,  whose address is 1100
Main, Suite 350, Kansas City, MO 64105 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor mortgages and warrants to
Lender the  following  described  real  property,  together with all existing or subsequently  erected or  affixed  buildings,  improvements  and  fixtures;  all
easements,   rights  of  way,  and  appurtenances;   all  water,  water  rights,
watercourses  and ditch  rights  (including  stock in  utilities  with  ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property,  including without limitation all minerals,  oil, gas, geothermal and similar matters,  (the "Real Property") located in JOHNSON County,  State of
Kansas:

     See EXHIBIT `A', which is attached to this Mortgage and made a part of this
     Mortgage as if fully set forth herein.

The Real  Property or its  address is  commonly  known as 850 N. MART WAY DRIVE,
OLATHE, KS 66061.

Grantor presently assigns to lender all of Grantor's right,  title, and interest in and to all present and future  leases of the  Property and all Rents from the
Property.  In  addition,  Granter  grants to Lender a  Uniform  Commercial  Code security interest in the Personal Property and Rents.

FUTURE  ADVANCES.  In addition  to the Note,  this  Mortgage  secures all future advances made by Lender to Grantor whether or not the advances are made pursuant to a commitment.  This Mortgage secures, in addition to the amounts specified in the Note,  future  advances in an unlimited  amount,  together with all interest thereon,  which future  advances  Lender is obligated to make so long as Grantor complies with all the terms and conditions of the Note or other loan agreement.

THIS MORTGAGE,  INCLUDING THE  ASSIGNMENT OF RENTS AND THE SECURITY  INTEREST IN
THE  RENTS  AND  PERSONAL  PROPERTY  IS  GIVEN  TO  SECURE  (A)  PAYMENT  OF THE
INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS  UNDER THE NOTE,

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 2

THE RELATED DOCUMENTS, AND THIS MORTGAGE. THIS MORTGAGE IS GIVEN AND ACCEPTED ON
THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE.  Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts  secured by this Mortgage as they become due and shall strictly perform all of Grantor's obligations under this Mortgage.

POSSESSION  AND  MAINTENANCE  OF THE  PROPERTY.  Grantor  agrees that  Grantor's possession  and  use  of  the  Property  shall  be  governed  by  the  following provisions:

     Possession and Use.  Until the  occurrence of an Event of Default,  Grantor may (1) remain in possession and control of the Property;  (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

     Duty to  Maintain.  Grantor  shall  maintain  the  Property  in  tenantable condition and promptly perform all repairs,  replacements,  and maintenance necessary to preserve its value.

     Compliance  With  Environmental  Laws.  Grantor  represents and warrants to
     Lender that: (1) During the period of Grantor's  ownership of the Property, there  has  been  no  use,  generation,  manufacture,  storage,  treatment, disposal,  release or threatened release of any Hazardous  Substance by any person on, under, above or from the Property;  (2) Grantor has no knowledge of,  or reason  to  believe  that  there  has  been,  except as  previously disclosed  to and  acknowledged  by lender in  writing,  (a) any  breach or violation of any Environmental Laws, (b) any use, generation,  manufacture,
     storage,  treatment,   disposal,  release  or  threatened  release  of  any
     Hazardous  Substance  on,  under,  above or from the  Property by any prior owners or  occupants  of the  Property,  or (c) any  actual  or  threatened litigation  or claims of any kind by any person  relating to such  matters;
     and (3) Except as  previously  disclosed to and  acknowledged  by lender in writing,  (a) neither  Grantor nor any tenant,  contractor,  agent or other authorized user of the Property shall use,  generate,  manufacture,  store, treat,  dispose of or release any Hazardous  Substance on, under,  above or from  the  Property;  and (b) any  such  activity  shall  be  conducted  in compliance with all applicable federal,  state, and local laws, regulations and  ordinances,  including  without  limitation  all  Environmental  Laws.
     Grantor authorizes Lender and its agents to enter upon the Property to make such  inspections  and  tests,  at  Grantor's  expense,  as Lender may deem appropriate  to determine  compliance  of the Property with this section of the Mortgage. Any inspections or tests made by lender shall be for Lender's purposes  only and shall not be construed to create any  responsibility  or liability  on the part of Lender to  Grantor  or to any other  person.  The representations and warranties  contained herein are based on Grantor's due diligence in investigating the Property for Hazardous  Substances.  Grantor
     hereby  (1)  releases  and  waives any  future  claims  against  Lender for indemnity or  contribution  in the event Grantor becomes liable for cleanup or other costs under any such laws;  and (2) agrees to  indemnify  and hold harmless Lender against any and all claims, losses,  liabilities,  damages, penalties,  and expenses which lender may directly or indirectly sustain or suffer  resulting  from a breach of this  section of the  Mortgage  or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the  Property,  whether  or not the same was or should  have been  known to
     Grantor.  The  provisions  of this section of the  Mortgage,  including the obligation to indemnify,  shall survive the payment of the indebtedness and the  satisfaction  and  reconveyance of the lien of this Mortgage and shall not be affected by lender's  acquisition  of any interest in the  Property, whether by foreclosure or otherwise.

     Nuisance,  Waste.  Grantor shall not cause,  conduct or permit any nuisance nor  commit,  permit,  or  suffer  any  stripping  of or waste on or to the
     Property or any portion of the Property. Without limiting the generality of the  foregoing,  Grantor  will not remove,  or grant to any other party the right to remove, any timber,  minerals (including oil and gas), coal, clay, scoria,  soil,  gravel or rock  products  without  Lender's  prior  written consent.

     Removal  of  Improvements.   Grantor  shall  not  demolish  or  remove  any
     improvements from the Real Property without Lender's prior written consent.
     As a  condition  to the  removal of any  improvements,

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 3

     Lender may require Grantor to make  arrangements  satisfactory to lender to replace such improvements with improvements of at least equal value.

     Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable  times to attend to lender's interests  and to inspect  the Real  Property  for  purposes  of  Grantor's compliance with the terms and conditions of this Mortgage.

     Compliance with  Governmental  Requirements.  Grantor shall promptly comply with all laws, ordinances, and regulations,  now or hereafter in effect, of all  governmental  authorities  applicable  to the use or  occupancy of the
     Property,  including  without  limitation,  the Americans with Disabilities
     Act.  Grantor  may  contest  in good  faith  any such  law,  ordinance,  or
     regulation  and  withhold  compliance  during  any  proceeding,   including
     appropriate  appeals,  so long as Grantor  has  notified  Lender in writing prior to  doing  so and so long as,  in  Lender's  sole  opinion,  Lender's interests in the Property are not  jeopardized.  Lender may require Grantor to post  adequate  security or a surety bond,  reasonably  satisfactory  to lender, to protect Lender's interest.

     Duty to Protect.  Grantor agrees neither to abandon or leave unattended the
     Property.  Grantor  shall do all other acts,  in addition to those acts set forth  above  in this  section,  which  from the  character  and use of the
     Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT  BY  LENDER.  Lender  may,  at  Lender's  option,  declare immediately  due and payable all sums secured by this  Mortgage upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real
Property,  or any interest in the Real Property.  A "sale or transfer" means the conveyance  of Real  Property  or any  right,  title  or  interest  in the  Real
Property;   whether  legal,  beneficial  or  equitable;   whether  voluntary  or
involuntary;  whether by outright sale, deed,  installment  sale contract,  land contract,  contract for deed,  leasehold interest with a term greater than three
(3) years,  lease option contract,  or by sale,  assignment,  or transfer of any beneficial  interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any
Grantor is a corporation,  partnership or limited  liability  company,  transfer also includes any change in ownership of more than twenty-five  percent (25%) of the voting stock,  partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by lender if such exercise is prohibited by federal law or by Kansas law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the
Property are part of this Mortgage:

     Payment.   Grantor  shall  pay  when  due  (and  in  all  events  prior  to delinquency) all taxes,  payroll taxes, special taxes,  assessments,  water charges  and sewer  service  charges  levied  against  or on account of the
     Property,  and  shall  pay when  due all  claims  for  work  done on or for services  rendered or material  furnished to the  Property.  Grantor  shall maintain the Property  free of any liens having  priority  over or equal to the  interest  of Lender  under  this  Mortgage,  except  for  those  liens specifically  agreed to in writing  by  Lender,  and except for the lien of taxes and assessments not due as further  specified in the Right to Contest paragraph.

     Right to Contest.  Grantor may withhold payment of any tax, assessment,  or claim in connection  with a good faith dispute over the  obligation to pay, so long as Lender's interest in the Property is not jeopardized.  If a lien arises or is filed as a result of nonpayment,  Grantor shall within fifteen
     (15) days after the lien arises or, if a lien is filed, within fifteen (15)
     days after  Grantor has notice of the filing,  secure the  discharge of the lien,  or if requested by Lender,  deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to lender in an amount sufficient  to discharge  the lien plus any costs and  attorneys'  fees, or other charges that could accrue as a result of a foreclosure  or sale under the lien. In any contest,  Grantor shall defend itself and Lender and shall satisfy any  adverse  judgment  before  enforcement  against the  Property.
     Grantor  shall name Lender as an  additional  obligee under any surety bond furnished in the contest proceedings.

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 4

     Evidence  of  Payment.   Grantor  shall  upon  demand   furnish  to  Lender
     satisfactory  evidence  of  payment of the taxes or  assessments  and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

     Notice of  Construction.  Grantor shall notify Lender at least fifteen (15)
     days before any work is  commenced,  any  services  are  furnished,  or any
     materials  are  supplied  to  the  Property,   if  any   mechanic's   lien,
     materialmen's lien, or other lien could be asserted on account of the work, services,  or  materials.  Grantor will upon  request of Lender  furnish to
     Lender advance assurances  satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE  INSURANCE.  The following  provisions  relating to insuring the
Property are a part of this Mortgage:

     Maintenance  of Insurance.  Grantor shall procure and maintain  policies of
     fire  insurance  with  standard   extended   coverage   endorsements  on  a
     replacement basis for the full insurable value covering all improvements on the Real  Property  in an amount  sufficient  to avoid  application  of any coinsurance  clause,  and  with a  standard  mortgagee  clause  in favor of
     Lender.  Grantor  shall also  procure and  maintain  comprehensive  general liability  insurance  in such  coverage  amounts as Lender may request with
     Lender  being  named as  additional  insureds in such  liability  insurance policies.  Additionally,  Grantor  shall  maintain  such  other  insurance, including  but not  limited to  hazard,  business  interruption  and boiler insurance  as  Lender  may  require.  Policies  shall  be  written  by such insurance  companies  and in such form as may be  reasonably  acceptable to
     Lender.  Grantor shall deliver to Lender certificates of coverage from each insurer  containing a  stipulation  that  coverage will not be cancelled or diminished  without a minimum of ten (10)  days'  prior  written  notice to
     Lender and not  containing  any  disclaimer of the insurer's  liability for failure to give such notice.  Each  insurance  policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act,  omission or default of Grantor or any other person.
     Should the Real  Property be located in an area  designated by the Director of the Federal Emergency  Management Agency as a special flood hazard area,
     Grantor  agrees  to  obtain  and  maintain  Federal  Flood  Insurance,   if
     available, within 45 days after notice is given by Lender that the Property is located in a special  flood hazard area,  for the full unpaid  principal balance of the loan and any prior liens on the  property  securing the loan up to the maximum  policy  limits set under the  National  Flood  Insurance
     Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

     Application of Proceeds.  Grantor shall promptly  notify Lender of any loss or damage to the  Property.  Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty.  Whether or not Lender's security is impaired, Lender may, at Lender's election,  receive and retain the proceeds of any  insurance  and apply the proceeds to the  reduction of the  indebtedness,  payment  of any lien  affecting  the  Property,  or the restoration  and  repair of the  Property.  If  Lender  elects to apply the proceeds to  restoration  and repair,  Grantor  shall repair or replace the damaged  or  destroyed  improvements  in a manner  satisfactory  to Lender.
     Lender shall, upon satisfactory proof of such expenditure, pay or reimburse
     Grantor from the proceeds for the reasonable  cost of repair or restoration if Grantor is not in default under this  Mortgage.  Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or  restoration  of the Property  shall be used first to pay any amount  owing to Lender under this  Mortgage,  then to pay accrued  interest,  and the  remainder,  if any,  shall be  applied  to the principal balance of the  indebtedness.  If Lender holds any proceeds after payment in full of the indebtedness, such proceeds shall be paid to Grantor as Grantor's interest may appear.

     Grantor's  Report on  Insurance.  Upon request of Lender,  however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance  showing:  (1) the name of the  insurer;  (2) the risks insured;  (3) the amount of the policy; (4) the property insured;  the then current  replacement value of such property,  and the manner of determining that value; and (5) the expiration date of the policy.  Grantor shall, upon request of Lender,  have an independent  appraiser  satisfactory  to Lender determine the cash value replacement cost of the Property.

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 5

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the  Property  or if Grantor  fails to comply with any provision of this Mortgage or any Related  Documents,  including but not limited to  Grantor's  failure to  discharge or pay when due any amounts
Grantor is  required  to  discharge  or pay under this  Mortgage  or any Related
Documents,  Lender on Grantor's  behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other claims,  at any time levied or placed on the Property and paying all costs for insuring,  maintaining  and preserving the Property.  All such  expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged  under the Note from the date  incurred or paid by Lender to the date of repayment by Grantor.  All such expenses will become a part of the  indebtedness and,  at  Lender's  option,  will (A) be payable on demand;  (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during  either (1) the term of any  applicable  insurance policy;  or (2) the  remaining  term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.  The Mortgage also will  secure  payment of these  amounts.  Such right shall be in addition to all other rights and remedies to which lender may be entitled upon Default.

WARRANTY;  DEFENSE OF TITLE. The following  provisions  relating to ownership of the Property are a part of this Mortgage:

     Title.  Grantor  warrants that: (a) Grantor holds good and marketable title of record to the  Property in fee  simple,  free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy,  title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage,  and
     (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

     Defense of Title.  Subject to the exception in the paragraph above, Grantor warrants  and will  forever  defend the title to the  Property  against the lawful  claims of all  persons.  In the event any action or  proceeding  is commanded  that questions  Grantor's  title or the interest of Lender under this  Mortgage,  Grantor  shall  defend  the action at  Grantor's  expense.
     Grantor may be the nominal  party in such  proceeding,  but Lender shall be entitled to  participate  in the  proceeding  and to be  represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver,  or cause to be  delivered,  to lender such  instruments  as Lender may request from time to time to permit such participation.

     Compliance With Laws.  Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

     Survival  of   Representations   and   Warranties.   All   representations,
     warranties,  and agreements  made by Grantor in this Mortgage shall survive the execution and delivery of this Mortgage, shall be continuing in nature, and shall  remain in full  force and effect  until  such time as  Grantor's indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Mortgage;

     Proceedings.  If any  proceeding in  condemnation  is filed,  Grantor shall promptly  notify Lender in writing,  and Grantor  shall  promptly take such stops as may be  necessary  to defend  the  action  and  obtain  the award.
     Grantor may be the nominal  party in such  proceeding,  but Lender shall be entitled to  participate  in the  proceeding  and to be  represented in the proceeding by counsel of its own choice,  and Grantor will deliver or cause to be  delivered to Lender such  instruments  and  documentation  as may be requested by lender from time to time to permit such participation.

     Application  of  Net  Proceeds.  If  all or any  part  of the  Property  is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of  condemnation,  lender may at its election  require that all or any portion of the net proceeds of the award be applied to the  indebtedness or the repair or  restoration  of the Property.  The net proceeds of the award shall mean the award after payment of all reasonable costs,  expenses,  and attorneys' fees incurred by lender in connection with the condemnation.

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 6

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions  relating to governmental  taxes, fees and charges are a part of this
Mortgage:

     Current  Taxes,  Fees and Charges.  Upon request by Lender,  Grantor  shall execute such documents in addition to this Mortgage and take whatever other action is requested by lender to perfect and continue  Lender's lien on the
     Real Property.  Grantor shall reimburse  Lender for all taxes, as described below,  together  with all expenses  incurred in  recording,  perfecting or continuing this Mortgage,  including  without  limitation all taxes,  fees, documentary  stamps,  and other charges for recording or  registering  this
     Mortgage.

     Taxes.  The following shall constitute taxes to which this section applies:
     (1) a specific  tax upon this type of  Mortgage  or upon all or any part of the  indebtedness  secured by this Mortgage;  (2) a specific tax on Grantor which  Grantor is  authorized  or required  to deduct from  payments on the indebtedness  secured by this type of  Mortgage;  (3) a tax on this type of
     Mortgage chargeable against the Lender or the holder of the Note; and (4) a specific  tax on all or any portion of the  indebtedness  or on payments of principal and interest made by Grantor.

     Subsequent  Taxes.  If any tax to which  this  section  applies  is enacted subsequent  to the date of this  Mortgage,  this event  shall have the same effect as an Event of Default;  and Lender may exercise any or all of it is available remedies for an Event of Default as provided below unless Grantor either: (1) pays the tax before it becomes delinquent,  or (2) contests the tax as  provided  above in the Taxes and Liens  section and  deposits  with
     Lender  cash  or a  sufficient  corporate  surety  bond or  other  security satisfactory to Lender.

SECURITY AGREEMENT;  FINANCING STATEMENTS.  The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage:

     Security  Agreement.  This instrument shall constitute a Security Agreement to the extent any of the Property  constitutes  fixtures,  and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

     Security  Interest.  Upon request by Lender,  Grantor  shall take  whatever action is  requested by Lender to perfect and  continue  Lender's  security interest in the Rents and Personal Property. Grantor shall reimburse Lender for all  expenses  incurred  in  perfecting  or  continuing  this  security interest.  Upon  default,  Grantor  shall not  remove,  sever or detach the
     Personal Property from the Property.  Upon default,  Grantor shall assemble any  personal  Property  not  affixed to the  Property in a manner and at a place reasonably  convenient to Grantor and Lender and make it available to
     Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

     Addresses.  The mailing  addresses of Grantor  (debtor) and Lender (secured party) from which  information  concerning the security interest granted by this Mortgage may be obtained  (each as required by the Uniform  Commercial
     Code) are as stated on the first page of this Mortgage.

FURTHER ASSURANCES.  The following provisions relating to further assurances are a part of this Mortgage:

     Further  Assurances.  At any time,  and from time to time,  upon request of
     Lender,  Grantor will make, execute and deliver,  or will cause to be made, executed  or  delivered,  to  lender  or to  Lender's  designee,  and  when requested by Lender, cause to be filed, recorded,  refilled, or rerecorded, as the case may be, at such times and in such  offices and places as Lender may deem appropriate,  any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements,  continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole  opinion of  Lender,  be  necessary  or  desirable  in order to
     effectuate,   complete,   perfect,  continue,  or  preserve  (1)  Grantor's
     obligations under the Note, this Mortgage,  and the Related Documents,  and
     (2) the liens and security  interests created by this Mortgage as first and prior liens on the  Property,  whether now owned or  hereafter  acquired by
     Grantor.  Unless  prohibited  by law or Lender  agrees to the  contrary  in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 7

FULL  PERFORMANCE.  If  Grantor  pays all the  indebtedness,  including  without limitation  all  future  advances,  when due,  and  otherwise  performs  all the obligations  imposed upon Grantor under this Mortgage,  Lender shall execute and deliver  to  Grantor a  suitable  satisfaction  of this  Mortgage  and  suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal  Property.  Grantor will pay, if permitted by applicable  law, any  reasonable  termination  fee as determined by
Lender from time to time.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Mortgage:

     Payment  Default.  Grantor  fails to make any  payment  when due  under the indebtedness.

     Default on Other  Payments.  Failure of grantor within the time required by this  Mortgage  to make any payment  for taxes or  insurance,  or any other payment necessary to prevent filing of or to effect discharge of any lien.

     Other Defaults.  Grantor fails to comply with or to perform any other term, obligation,  covenant or condition  contained in this Mortgage or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition  contained in any other agreement  between Lender and
     Grantor.

     Default in Favor of Third Parties.  Should Grantor  default under any loan, extension of credit,  security agreement,  purchase or sales agreement,  or any other  agreement,  in favor of any other  creditor  or person  that may materially  affect any of Grantor's  property or Grantor's ability to repay the  indebtedness  or Grantor's  ability to perform  Grantor's  obligations under this Mortgage or any related document.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished to Lender by Grantor or on Grantor's  behalf under this  Mortgage or the Related  documents is false or misleading  in any material  respect, either now or at the time made or furnished or becomes  false or misleading at any time thereafter.

     Defective Collateralization.  This Mortgage or any of the Related Documents
     ceases to be in full force and effect (including  failure of any collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

     Insolvency.  The  dissolution or  termination  of Grantor's  existence as a going  business,  the insolvency of Grantor,  the appointment of a receiver for any part of  Grantor's  property,  any  assignment  for the  benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor  of Grantor or by any governmental  agency against any property securing the  indebtedness.  This includes a  garnishment  of any of Grantor's  accounts,  including  deposit accounts,  with Lender.  However,  this Event of Default shall not apply if
     there  is  a  good  faith   dispute  by  Grantor  as  to  the  validity  or
     reasonableness  of  the  claim  which  is the  basis  of  the  creditor  or forfeiture  proceeding  and if Grantor gives Lender  written  notice of the creditor or  forfeiture  proceeding  and deposits  with Lender  monies or a surety  bond  for the  creditor  or  forfeiture  proceeding,  in an  amount determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

     Breach of Other  Agreement.  Any breach by  Grantor  under the terms of any other agreement  between Grantor and Lender that is not remedied within any grace period provided therein,  including without  limitation any agreement concerning  any  indebtedness  or other  obligation  of  Grantor to Lender, whether existing now or later.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any  Guarantor  of any of the  indebtedness  or any  Guarantor  dies  or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness.  In the event of a death,  Lender, at its option,  may, but

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 8

     shall  not  be  required  to,  permit  the  Guarantor's  estate  to  assume unconditionally  the  obligations  arising  under the  guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     Adverse  Change.  A material  adverse change occurs in Grantor's  financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     Right to Cure.  If any default,  other than a default in payment is curable and if  Grantor  has not  been  given a  notice  of a  breach  of the  same provision of this Mortgage within the preceding twelve (12) months,  it may be cured if Grantor,  after receiving  written notice from Lender demanding cure of such default: (1) cures the default within ten (10) days; or (2) if the cure  requires  more than ten (10) days,  immediately  initiates  steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT.  Upon the  occurrence of an Event of Default and at any time thereafter, Lender, at Lender's option, may exercise any one or more of the  following  rights  and  remedies,  in  addition  to any other  rights or remedies provided by law:

     Accelerate Indebtedness.  Lender shall have the right at its option without notice to Grantor to declare the entire  indebtedness  immediately  due and payable,  including any prepayment  penalty which Grantor would be required to pay.

     UCC  Remedies.  With respect to all or any part of the  Personal  Property,
     Lender shall have all the rights and remedies of a secured  party under the
     Uniform Commercial Code.

     Collect Rents. Lender shall have the right to collect the Rents,  including amounts  past due and unpaid,  and apply the net  proceeds,  over and above
     Lender's  costs,  against the  indebtedness.  In furtherance of this right,
     Lender  may  require  any  tenant  or other  user of the  Property  to make payments of rent or use fees directly to Lender. If the Rents are collected
     by  Lender,  then  Grantor  irrevocably   designates  Lender  as  Grantor's
     attorney-in-fact to endorse instruments  received in payment thereof in the name of  Grantor  and to  negotiate  the same  and  collect  the  proceeds.
     Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations  for which the payments are made,  whether or not any proper  grounds for the demand  existed.  Lender may  exercise  its rights under this  subparagraph  either in person,  by agent,  or through a receiver.

     Appoint Receiver.  Lender shall have the right to have a receiver appointed to take  possession of all or any part of the  Property,  with the power to protect  and  preserve  the  Property,  to operate the  Property  preceding foreclosure  or sale,  and to collect the Rents from the Property and apply the  proceeds,  over and above the cost of the  receivership,  against  the indebtedness.  The  receiver  may serve  without  bond if permitted by law.
     Lender's right to the  appointment of a receiver shall exist whether or not
     the  apparent  value  of  the  Property   exceeds  the  indebtedness  by  a
     substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Judicial  Foreclosure.  Lender  may obtain a  judicial  decree  foreclosing
     Grantor's interest in all or any part of the Property.

     Deficiency  Judgment.  If permitted by applicable  law, Lender may obtain a judgment for any  deficiency  remaining in the  indebtedness  due to Lender after  application of all amounts  received from the exercise of the rights provided in this section.

     Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

     Sale of the Property.  To the extent  permitted by applicable law,  Grantor hereby  waives  any and  all  right  to have  the  Property  marshaled.  In exercising its rights and remedies, Lender shall be free to sell all or any

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 9

     part of the  Property  together or  separately,  in one sale or by separate sales.  Lender  shall be  entitled  to bid at any public sale on all or any portion of the Property.

     Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any  public  sale of the  Personal  Property  or of the time after which  any  private  sale or other  intended  disposition  of the  Personal
     Property is to be made.  Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or  disposition.  Any sale of the
     Personal  Property  may be made in  conjunction  with  any sale of the Real
     Property.

     Election of  Remedies.  Election  by Lender to pursue any remedy  shall not exclude pursuit of any other remedy,  and an election to make  expenditures or to take action to perform an obligation of Grantor under this  Mortgage, after  Grantor's  failure to perform,  shall not affect  Lender's  right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise  shall be  construed  so as to limit or  restrict  the rights and remedies  available to Lender following an Event of Default,  or in any way to limit or restrict  the rights and ability of Lender to proceed  directly against  Grantor and/or against any other  co-maker,  guarantor,  surety or endorser  and/or to  proceed  against  any  other  collateral  directly  or indirectly securing the Indebtedness.

     Attorneys'  Fees;  Expenses.  If  Lender  institutes  any suit or action to enforce  any of the terms of this  Mortgage,  Lender  shall be  entitled to recover Lender's reasonable expenses that Lender incurs in realizing on the
     Property.  Whether  or not any court  action is  involved,  all  reasonable expenses  Lender incurs that in Lender's  opinion are necessary at any time for the  protection of its interest or the  enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest at the Note rate from the date of the  expenditure  until repaid.  Expenses covered by this paragraph include, without limitation,  Lender's attorneys'
     fees and  Lender's  legal  expenses  whether  or not  there  is a  lawsuit,
     including   attorneys'   fees  and  expenses  for  bankruptcy   proceedings
     (including  efforts to modify or vacate any automatic stay or  injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records; obtaining title reports (including foreclosure reports), surveyors' reports,  and appraisal fees and title insurance,  and any court costs and  collection  agency  fees,  except that such costs of  collection shall not include  recovery of both attorneys'  fees and collection  agency fees.

NOTICES. Any notice required to be given under this Mortgage,  including without limitation  any  notice of  default  and any  notice  of sale  shall be given in writing, and shall be effective when actually delivered,  when actually received by  telefacsimile  (unless  otherwise  required by law),  when  deposited with a nationally  recognized  overnight courier,  or, if mailed, when deposited in the
United  States  mail,  as first  class,  certified  or  registered  mail postage prepaid,  directed to the addresses  shown near the beginning of this  Mortgage.
All  copies of  notices  of  foreclosure  from the  holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this  Mortgage.  Any party may change its address for notices under this Mortgage by giving formal written  notice to the other parties,  specifying that the  purpose  of the notice is to change the  party's  address.  For notice purposes,  Grantor  agrees to keep  Lender  informed  at all times of  Grantor's current address.  Unless otherwise provided or required by law. If there is more than one  Grantor,  any  notice  given by Lender to any  Grantor is deemed to be notice given to all Grantors.

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of Lender's written  request.  The financial  statement  shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close  of my last  fiscal  year.  Failure  on the part of the borrower(s) to provide the requested  information  may be considered an Event of
Default under this note or agreement.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Mortgage:

     Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this  Mortgage.  No  alteration  of or amendment to

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 10

     this Mortgage shall be effective  unless given in writing and signed by the party or  parties  sought  to be  charged  or bound  by the  alteration  or amendment.

     Annual  Reports.  If the Property is used for purposes other than Grantor's residence,  Grantor  shall  furnish to Lender,  upon  request,  a certified statement  of net  operating  income  received  from  the  Property  during
     Grantor's  previous  fiscal  year in such form and  detail as Lender  shall require.  "Net  operating  income"  shall mean all cash  receipts  from the
     Property less all cash  expenditures  made in connection with the operation of the Property.

     Caption  Headings.  Caption  headings in this Mortgage are for  convenience purposes only and are not to be used to interpret or define the  provisions of this Mortgage.

     Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Property, this Mortgage will be  governed  by  federal  law  applicable  to Lender and to the extent not preempted  by federal  law,  the laws of the State of Kansas.  In all other respects,  this  Mortgage  will be governed by federal  law  applicable  to
     Lender and, to the extent not  preempted  by federal  law,  the laws of the
     State of  Missouri  without  regard  to its  conflicts  of law  provisions.
     However,  if there ever is a question  about  whether any provision of this
     Mortgage is valid or enforceable,  the provision that is questioned will be governed by whichever  state or federal law would find the  provision to be valid and  enforceable.  The loan transaction that is evidenced by the Note and this Mortgage has been applied for, considered,  approved and made, and all necessary  loan  documents have been accepted by Lender in the State of
     Missouri.

     Choice  of Venue.  If there is a  lawsuit,  Grantor  agrees  upon  Lender's request to submit to the  jurisdiction  of the  courts of  JOHNSON  County,
     State of Kansas.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Mortgage  unless  such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Mortgage  shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Mortgage.  No prior  waiver by
     Lender,  nor any  course of  dealing  between  Lender  and  Grantor,  shall constitute  a  waiver  of any of  Lender's  rights  or of any of  Grantor's obligations as to any future  transactions.  Whenever the consent of Lender is required  under the Mortgage,  the granting of such consent by Lender in
     any  instance  shall  not  constitute   continuing  consent  to  subsequent
     instances  where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Severability.  If a court of competent  jurisdiction finds any provision of
     this  Mortgage  to  be  illegal,   invalid  or   unenforceable  as  to  any
     circumstances, that finding shall not make the offending provision illegal, invalid,  or unenforceable as to any other circumstance.  If feasible,  the offending  provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered  deleted from this Mortgage.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Mortgage shall not affect the legality,  validity or enforceability of any other provision of this Mortgage.

     Merger.  There shall be no merger of the interest or estate created by this
     Mortgage with any other interest or estate in the Property at any time held by or for the  benefit  of  Lender in any  capacity,  without  the  written consent of Lender.

     Sale or Assignment of Mortgage.  Grantor  hereby waives any rights  Grantor may have under  Kansas law to be notified if Lender  sells or assigns  this
     Mortgage.

     Successors and Assigns.  Subject to any limitations stated in this Mortgage on transfer of Grantor's interest,  this Mortgage shall be binding upon and inure to the benefit of the  parties,  their  successors  and  assigns.  If ownership of this Property  becomes  vested in a person other than Grantor,
     Lender,  without

                                       10

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 11

     notice to Grantor,  may deal with  Grantor's  successors  with reference to this  Mortgage  and the  indebtedness  by way of  forbearance  of extension without  releasing  Grantor  from  the  obligations  of  this  Mortgage  or liability under the indebtedness.

     Time is of the Essence.  Time is of the essence in the  performance of this
     Mortgage.

     Waive Jury. All parties to this Mortgage hereby waive the right to any jury trial in any  action,  proceeding,  or  counterclaim  brought  by any party against any other party.

     Waiver  of  Right of  Redemption.  Grantor  hereby  waives,  to the  extent permitted  by Kansas law,  any and all rights of  redemption  on  Grantor's behalf and on behalf of any other persons permitted to redeem the Property.

DEFINITIONS.  The following capitalized words and terms shall have the following meaning when used in this Mortgage.  Unless specifically stated to the contrary, all  references  to dollar  amounts  shall mean  amounts in lawful  money of the
United States of America. Words and terms used in the singular shall include the plural,  and the plural shall include the singular,  as the context may require.
Words and terms not otherwise  defined in this  Mortgage  shall have the meaning attributed to such terms in this Uniform Commercial Code:

     Borrower.  The word "Borrower"  means DCI, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

     Default. The word "Default" means the Default set forth in this Mortgage in the section titled "Default."

     Environmental Laws. The words  "Environmental Laws" mean any and all state, federal and local  statutes,  regulations  and  ordinances  relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,  Compensation,  and Liability Act
     of 1980,  as amended,  42 U.S.C.  Section  9601,  et seq.  ["CERCLA"],  the
     Superfund  Amendments and  Reauthorization  Act of 1986, Pub. L. No. 99-499
     ["SARA"],  the Hazardous Materials  Transportation  Act, 49 U.S.C.  Section
     1801,  et seq.,  the  Resource  Conservation  and  Recovery  Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default.  The words  "Event of Default"  mean any of the events of default set forth in this Mortgage in the events of default section of this
     Mortgage.

     Grantor. The word "Grantor" means DCI, INC.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the indebtedness.

     Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity concentration or physical, chemical or infectious characteristics,  may cause or pose a present or potential  hazard to human health or the environment when improperly used, treated,  stored,  disposed of, generated,  manufactured,  transported or otherwise handled.  The words
     "Hazardous  Substances"  are used in their very broadest  sense and include without limitation any and all hazardous or toxic substances,  materials or waste  as  defined  by or  listed  under  the  Environment  Laws.  The term
     "Hazardous  Substances" also includes,  without  limitation,  petroleum and petroleum  by-products  or any fraction  thereof,  asbestos,  mining waste,
     drilling  fluids  and  other  wastes   associated  with  the   exploration,
     development and production of crude oil, fly ash, bottom ash, slag and flue emissions, and cement kiln dust.

                                       11

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 12

     Improvements.  The  word  "improvements"  means  all  existing  and  future improvements,  buildings,  structures,  mobile  homes  affixed  on the Real
     Property, facilities, additions, replacements and other construction on the
     Real Property.

     Indebtedness.  The word "Indebtedness" means all principal,  interest,  and other  amounts,  costs  and  expenses  payable  under  the Note or  Related
     Documents,  together with all renewals of, extensions of, modifications of, consolidation of and  substitutions  for the Note or Related  Documents and
     any  amounts  expended  or  advanced  by  Lender  to  discharge   Grantor's
     obligations or expenses incurred by Lender to enforce Grantor's obligations under this Mortgage, together with interests on such amounts as provided in this Mortgage. Specifically, without limitation,  Indebtedness includes the future  advances  set  forth  in the  Future  Advances  provision  of  this
     Mortgage, together with all interest thereon.

     Lender.  The word "Lender"  means Bank Midwest  N.A.,  its  successors  and assigns.

     Mortgage.  The word  "Mortgage"  means this  Mortgage  between  Grantor and
     Lender.

     Note. The word "Note" means the promissory note dated November 15, 2006, in the  original  principal  amount of  $240,000.00  from  Grantor  to Lender, together with all renewals of, extensions of, modifications of, refinancing of,  consolidations  of,  and  substitutions  for  the  promissory  note or agreement. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

     Personal  Property.  The  words  "Personal  Property"  mean all  equipment, fixtures, and other articles of personal property now or hereafter owned by
     Grantor,  and now or  hereafter  attached or affixed to the Real  Property, together with all occasions,  parts, and additions to, all replacements of, and all  substitutions  for, any of such  property,  and together  with all proceeds  (including  without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     Property.  The word "Property" means collectively the Real Property and the
     Personal Property.

     Real Property. The words "Real Property" means the real property, interests and rights, as further described in this Mortgage.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements,  environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     Rents.  The word  "Rents"  means all  present and future  rents,  revenues, income,  issues,  royalties,  profits and other  benefits  derived from the
     Property.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE AND GRANTOR
AGREES TO ITS TERMS.

GRANTOR:

DCI, INC.

By: _________________________________________________
       KARL B. GEMPERLI, President of DCI, Inc.

                                       12

                                   MORTGAGE
Loan No:  2000207186              (Continued)                            Page 13

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________________________________)
                                             ) ss
COUNTY OF ___________________________________)

     On this ____ day of ___________, 20___, before me, the undersigned officer, personally  appeared KARL B. GEMPERLI,  President of DCI, INC., who acknowledged himself or herself to be an authorized  agent of DCI, INC., a  corporation,  and that he or she, as an agent,  being  authorized so to do, executed the foregoing
Mortgage  for  the  purposes  therein  contained,  by  signing  the  name of the corporation by himself or herself as such agent.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

By_________________________________ Residing at _______________________________

Notary Public in and for the State of ____________   My appointment expires____________.